Exhibit 31.3

CERTIFICATION PURSUANT TO RULE 13a-14(a)/15d-14(a)

AS ADOPTED PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Jennifer Simpson, certify that:

1. I have reviewed this Annual report on Form 10-K/A of Delcath Systems, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

Date: April 30, 2018

/s/ Jennifer Simpson
Jennifer Simpson
President and Chief Executive Officer
(Principal Executive Officer)